EATON VANCE EMERGING MARKETS DEBT OPPORTUNITIES FUND

Supplement to Prospectus dated December 1, 2015

The following replaces the first paragraph under “Additional Tax Information”:

The Fund intends to declare and pay distributions monthly, and to distribute any net realized capital gains (if any) annually.  It may also be necessary, due to Federal tax requirements, for the Fund to make a special income and/or capital gains distribution at the end of the calendar year.  Distributions of investment income and net gains from investments held for one year or less will be taxable as ordinary income.  Distributions of any net gains from investments held for more than one year are taxable as long-term capital gains.  Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated the gains, rather than how long a shareholder has owned his or her shares in the Fund.  Different classes may distribute different amounts.  A majority of the Fund’s distributions generally will be taxed as ordinary income.  The Fund’s distributions are taxable whether they are paid in cash or reinvested in additional shares.

October 20, 2016	23487 10.20.16